EXHIBIT 13

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 20-F of Twin Mining Corporation, a corporation organized under the laws of the Province of Ontario (the "Corporation") for the year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof  (the "Report"), each of the undersigned officers of the Corporation certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

(2)	the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

March 30, 2006

 /s/ Hermann Derbuch

Hermann Derbuch,
Chairman, President and

Chief Executive Officer

March 30, 2006

 /s/ Domenico Bertucci

Domenico Bertucci,
Chief Financial Officer